EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

               We consent to the incorporation by reference in this Registration Statement of Silverline Technologies Limited on Form S-8 of our report dated May 2, 2000, appearing in the Prospectus which is part of the Registration Statement File No. 333-11984 of Silverline Technologies Limited.

Mumbai, India	/s/ Deloitte Haskins & Sells
March 6, 2001	Chartered Accountants